Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events

Note 7 – Subsequent Events

On March 6, 2017, the Company’s Chief Executive Officer and majority stockholder entered into a stock purchase agreement with an unrelated party to sell 20,530,000 of shares of the Company’s common stock. In addition to the consideration paid for these shares, the Company’s Chief Executive Officer and majority stockholder agreed to forgive all indebtedness owed to her by the Company.